UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report:
                        (Date of earliest event reported)

                                 April 23, 2004

                          ----------------------------


                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


         000-50421                                           06-1672840
 (Commission File Number)                           (IRS Employer Identification
                                                                No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

         On April 21, 2004, we executed an amendment to our revolving bank credit facility originally entered into as of April 23, 2003. The amended provisions of the agreement include the following:

1. Restricted payments basket - increase the limit on restricted payments from $2 million to $10 million, to include all distributions, dividends, and share repurchases consistent with current definitions;

2. Lien on leasehold agreements - remove the requirement of a lien in favor of the Lender on all leases and use "commercially best efforts" language to obtain such lien, with a requirement that at all times our lender shall have a lien on a minimum of 50% of total leases;

3. Permitted investments - permit investments allowed under Conn's, Inc. current investment policy;

4. Consolidated capital expenditures - eliminate the twelve month rolling dollar limitation of $17.5 million on capital expenditures and rely on the fixed charge coverage covenant to govern such capital expenditures;

5. Credit facility amount - reduce the total amount of the revolver from $40,000,000 to $30,000,000;

6. Leverage covenant - increase the maximum leverage covenant from the current 2.75x to 3.00x;

7. Pricing (spread & commitment fee) - decrease the pricing spread grid for stand-by fees and actual interest charges to those listed in the following table:

                 Existing Pricing Grid                           Proposed New Grid
----------------     ------------- ------------- -------------      ------------- -------------- -------------
Total Leverage       LIBOR Spread   ABR Spread    Commit Fee        LIBOR Spread   ABR Spread     Commit Fee
----------------     ------------- ------------- -------------      ------------- -------------- -------------
----------------     ------------- ------------- -------------      ------------- -------------- -------------
    > 3.25x              275           175            50                 NA            NA             NA
    -
    > 2.75x              250           150            50                225            100            50
    -
    > 2.25x              225           125            50                200            75            37.5
    -
    >1.75x               200           100            50                175            50             25
    -
    > 1.25x              175            75           37.5               150            25             25
    -
    < 1.25x              150            75           37.5               125             0             25
----------------     ------------- ------------- -------------      ------------- -------------- -------------

         As of April 21, 2004, we had no outstanding balance under our revolver.

            The full text of the amendment is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


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


Item 7.    Exhibits.

     Exhibit 99.1 Amendment to Credit Agreement, dated April 23, 2003, by and among Conn Appliances, Inc. and the Borrowers thereunder, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and SunTrust Bank, as Documentation Agent.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CONN'S, INC.


Date:  April 23, 2004           By: /s/ C. William Frank
                                    --------------------------------------------
                                    C. William Frank
                                    Executive Vice President and Chief Financial
                                    Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                         Description
-----------                         -----------

   99.1 Amendment to Credit Agreement, dated April 23, 2003, by and among Conn Appliances, Inc. and the Borrowers thereunder, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and SunTrust Bank, as Documentation Agent.





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